                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             ----------------------



                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 17, 2000
                                          -------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                                   0-25762                  54-1719855
------------------------------------               ----------------         -------------------
(State or other jurisdiction of                    (Commission                (IRS Employer
        incorporation)                              File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia              23060
--------------------------------------------------         -----------------
   (Address of principal executive offices)                   (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 The June 2000 monthly Certificateholder's Statements to investors were distributed July 17, 2000.


ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.  June Performance Summary
                 2.  Series 1995-1 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 3.  Series 1995-3 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 4.  Series 1996-1 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 5.  Series 1996-2 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 6.  Series 1996-3 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 7.  Series 1997-1 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 8.  Series 1997-2 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 9.  Series 1998-1 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 10. Series 1998-3 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 11. Series 1998-4 Class A and Class B Certificateholder's
                       Statements for the month of June 2000.
                 12. Series 1999-1 Class A and Class B Certificateholder's
                       Statements for the month of June 2000
                 13. Series 1999-2 Class A and Class B Certificateholder's
                       Statements for the month of June 2000
                 14. Series 1999-3 Class A and Class B Certificateholder's
                       Statements for the month of June 2000
                 15. Series 2000-1 Class A and Class B Certificateholder's
                       Statements for the month of June 2000
                 16. Trust Excess Spread Analysis

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:    CAPITAL ONE BANK
                                             Servicer

                                      By:     /s/ David Willey
                                             -------------------------------
                                             David M. Willey
                                             Senior Vice President of Corporate
                                             Financial Management
Date: July 17, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                             -----------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                   INDEX TO EXHIBITS



                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
------                --------                                                        ------------

     1                June Performance Summary                                                07

     2                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          09

     3                Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          11

     4                Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          13

     5                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          15

     6                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          17

     7                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          19

     8                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          21

     9                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          24

     10               Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          27

     11               Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          30

     12               Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          32

     13               Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          34

     14               Series 1999-3 Class A and Class B Certificate-



                      holder's Statements for the month of June 2000                          36

     15               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2000                          38

     16               Trust Excess Spread Analysis                                            40
